EXHIBIT 10.92



                                   June 25, 1996



Rothschild, Inc.
1251 Avenue of the Americas
New York, New York  10020

Attn:     Ms. Jewelle W. Bickford
     Managing Director

         Re:  Placement Agency Agreement dated December
13, 1995

Gentlemen:

          Reference is made to that certain Placement
Agency Agreement,
dated December 13, 1995 by and among Aegis Auto Trust
1995, Aegis Auto
Finance, Inc., Aegis Auto Funding Corp. II and
Rothschild, Inc. (the
"Placement Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Placement Agreement.

          Section 2(c) of the Placement Agreement
provides, among other
things, that the Placement Agent shall under certain circumstances be entitled to act as exclusive Placement Agent with respect to the acquisition of Additional
Securities by certain purchasers, including, as set forth in Section 2(c)(ii) thereof, Greenwich Capital Markets, Inc. and its affiliates (collectively referred to herein as "Greenwich").

          Rothschild, Inc. acknowledges that The Aegis
Consumer Funding
Group, Inc. and/or certain of its affiliates
(collectively referred to herein as
"Aegis") has entered into, and intends to continue to enter into, certain transactions with Greenwich.

          In lieu of any rights that Rothschild may have under Section 2(c) of the Placement Agreement in respect of acquisition of non-MBIA-insured
Additional Securities (hereinafter "Excluded
Securities") by Greenwich, Aegis
hereby agrees to cause Greenwich to permit Rothschild to participate as a
Placement Agent in the placement of Excluded Securities with Greenwich upon the following terms and conditions:

          (a)  Rothschild shall be entitled to
participate with Greenwich in
the placement of up to $75,000,000 in aggregate face amount of certain
Excluded Securities  including the "Class A
Certificates" in Aegis' next two
asset-backed securities transactions (the
"Transactions"), with up to $45,000,000
in face amount of Excluded Securities made available to Rothschild in the first such transaction and up to the balance, not to exceed
$45,000,000, in face
amount of Excluded Securities made available to Rothschild in the second such transaction. Rothschild shall be named as a placement agent in such
Transactions.

          (b) Rothschild shall have the right, but not the obligation, to place Excluded Securities made available to Rothschild in the Transactions.
Rothschild may decline to place Excluded Securities made available to it hereunder for any reason.

          (c)  The total compensation payable to
Rothschild with respect to
the Transactions shall be the greater of (i) 3/8 of one percent of the aggregate face amount of the Excluded Securities placed by Rothschild based on confirmed orders at the pricing level which has been designated to Rothschild as of the pricing of the Class A Certificates by Greenwich (the "Pricing") or (ii) the Minimum Fee (as hereinafter defined); provided that, other than with respect to compensation payable to Rothschild and to Greenwich, the interest rate and other economic terms and conditions of sale of such securities by
Rothschild shall be no less favorable to Aegis than the interest rate and other economic terms and conditions of sale of the same issue of securities by
Greenwich. The compensation payable to Rothschild hereunder shall be paid
(i) in respect of the first Transaction, not later than the closing of the first
Transaction, in an amount not less than $75,000 and not more than $168,750 and (ii) in respect of the second Transaction, not later than the closing of the second Transaction or December 20, 1996, whichever first occurs, in an amount not less than an additional $75,000 and not more than $168,750. The aggregate minimum amount of $150,000 payable under subclauses (i) and (ii) of the preceding sentence is referred to herein as the "Minimum Fee". The Minimum
Fee shall be payable by Aegis to Rothschild whether or not any Excluded
Securities are made available to, placed by, priced, offered or sold comparably to Greenwich by, or declined by, Rothschild in either or both of the
Transactions and whether or not the second Transaction shall occur. In no event shall the fees payable to Rothschild in both transactions exceed $281,250 in the aggregate. Each party shall pay its own expenses with respect to the
Transactions.

          (d) The Class A Certificates will be jointly marketed by
Rothschild and Greenwich.  If an investor in the Class
A Certificates is
approached by both entities, the investor shall designate the allocation of an order between them. An investor who is approached by only one entity will designate the order to the entity who approached him.

          (e)  Aegis will determine when the
Certificates will be priced,
based in part upon Greenwich's recommendation.

          (f)    In the event all of the Class A
Certificates have not been
sold as of the Pricing, Greenwich has agreed to purchase any Certificates not sold as of the Pricing. Notwithstanding the limitation set forth in Section (c) above, in the event Greenwich purchases any such unsold Class A Certificates at the Pricing, Rothschild will have the opportunity to place additional Class A
Certificates at the same 3/8 of one percent fee after the Pricing provided that the amount of such additional certificates placed and economic terms of the placement must be acceptable to Greenwich.

     Upon payment to Rothschild of the fees to which it is entitled as set forth above in connection with the Transactions, Rothschild shall have no further rights to participate in or receive fees of any kind with respect to any business that Aegis may transact with Greenwich involving Excluded
Securities and which, but for this agreement, would have been covered by
Section 2(c) of the Placement Agreement. In the event that Rothschild shall either (i) fail to receive aggregate compensation of not less than $150,000 under subparagraph (c) above or (ii) shall not be given the opportunity to sell up to $75,000,000 in face amount of Excluded Securities in accordance with procedures outlined in subparagraphs (d) through (f) yielding a fee to
Rothschild of not less than 3/8 of one percent of the aggregate face amount of such Excluded Securities as set forth above, Rothschild's rights under Section
2(c) of the Placement Agreement with regard to Excluded
Securities to be
acquired by Greenwich shall continue in full force and effect, provided that, in such event, the compensation actually received by Rothschild with respect to the Transactions shall be credited against the compensation to which Rothschild may thereafter be entitled under Section 2(c) of the Placement Agreement with respect to business Aegis may transact with Greenwich in respect of Excluded
Securities that may be covered thereby.

          This agreement is without prejudice to the rights of Rothschild or Aegis under or in respect of the Placement Agreement other than as expressly set forth herein. Nothing herein contained shall be deemed an admission or agreement by either party regarding the interpretation of Section
2(c) of the Placement Agreement or the rights of Rothschild or Aegis under such Section apart from this Agreement. Except to the extent modified herein with respect to rights under Section 2(c) in respect of Excluded Securities to be acquired by Greenwich, the Placement Agreement shall continue in full force and effect. Without limiting the foregoing, nothing herein shall be deemed to amend or modify the rights of Rothschild under Section
2(c) of the Placement
Agreement in respect of acting as exclusive placement agent for MBIA-insured
Additional Securities of Aegis to be acquired by any person as set forth therein.

          Except for any placement agency agreement that may be entered into among the parties with respect to a particular
Transaction, this agreement
constitutes the entire agreement and understanding of the parties hereto with respect to the matters and transactions contemplated hereby and shall supersede any prior agreements or understandings regarding the sale of Excluded
Securities to Greenwich, including specifically, the letter agreement between the parties hereto dated May 28, 1996 and the provisions of
Section 2(c) of the
Placement Agreement in respect of Greenwich relating to non-MBIA-insured
Additional Securities, except as set forth herein.
Neither this Agreement nor
any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. This agreement may be executed in counterparts, each of which shall constitute an original but all of which together shall constitute one instrument. This agreement shall be governed by and construed in accordance with the laws of the State of New
York without regard to the laws thereof concerning conflicts of laws.

          If the foregoing is in accordance with your understanding, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement between the undersigned and you in accordance with its terms.

                                   Very truly yours,

                                   AEGIS AUTO TRUST
1995
                                   AEGIS AUTO FINANCE,
INC.
                                   AEGIS AUTO FUNDING
CORP. II



By:___________________________
                                        Joseph F.
Battiato
                                        President

The foregoing agreement is hereby
confirmed and accepted as of the date
first above written.

ROTHSCHILD, INC.


By:_____________________________
     Jewelle W. Bickford
     Managing Director